Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Pixelworks, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael D. Yonker, Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michael D. Yonker Michael D. Yonker
Vice President, Chief Financial Officer,
Treasurer and Secretary

Date:	May 10, 2006